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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                     --------------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 11, 1999
                    ----------------------------------------

                                KMART CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

         1-327                                           38-0729500
(Commission File Number)                   (I.R.S. Employer Identification No.)

3100 WEST BIG BEAVER ROAD, TROY MICHIGAN                         48084
(Address of Principal Executive Offices                        (Zip Code)

                                 (248) 643-1000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

On June 11, 1999, Kmart Corporation issued a press release announcing a $230 million after tax charge; attached hereto as Exhibit 99.1.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                KMART CORPORATION
                                                (Registrant)



                                                By:     /s/ Nancie W. LaDuke
                                                ----------------------------
                                                        Nancie W. LaDuke
                                                        Vice President and
                                                        Secretary


Date:  June 11, 1999



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                                Exhibit Index



    Exhibit Number                                       Description
 -------------------                                  -------------------
        99.1                                             Press Release